DEFINED ASSET FUNDS

Select Ten Portfolio

-------------------------------------
INTERNATIONAL SERIES
-------------------------------------

Autumn
1995
United
Kingdom
Portfolio

[On the cover: a picture of Big Ben with Parliament in the background].

PaineWebber

Financial Times Index

The FT Index consists of 30 common stocks chosen by the editors of The Financial Times (London) to be representative of British industry and commerce. The companies are major players in their industries and their stocks are widely held by individual and institutional investors. The FT Index is an unweighted average of the share prices of these companies:

ASDA Group
Allied Domecq
BICC
BOC Group
BTR
Blue Circle Industries
Boots Company
British Airways
British Gas
British Telecommunications
British Petroleum Company
Cadbury Schweppes
Courtaulds
Forte
General Electric Company
Glaxo Wellcome
Grand Metropolitan
GKN
Guinness
Hanson
Imperial Chemical Industries
Lucas Industries
Marks & Spencer
National Westminster Bank
Penninsular & Oriental Steam Navigation Company
Reuters Holdings
Royal Insurance Holdings
SmithKline Beecham
Tate & Lyle
Thorn EMI

Today's global marketplace offers many opportunities. Defined Asset Funds' Select Ten Portfolio - International Series uses a simple investment strategy and offers a way to take advantage of opportunities in selected countries.

Global Opportunities

Many international equity markets, such as the London Stock Exchange, offer attractive growth potential and provide U.S. investors with opportunities for global portfolio diversification.

A Simple Strategy For Higher Total Return

The United Kingdom Portfolio seeks higher total return from holding the ten current highest dividend-yielding stocks in the Financial Times Industrial Ordinary Share (FT) Index.(*) Purchasing a portfolio of ten of these stocks instead of just one or two is a way to diversify your stock holdings.

How the Portfolio Works

The UK Portfolio consists of approximately equal values of the ten stocks in the FT Index having the highest dividend yield shortly before the initial offering date (the "Strategy Stocks") and will hold them for about one year. After one year, the Portfolio will liquidate. You may choose to roll your proceeds into the next portfolio of the then-current Strategy Stocks, if available, at a significantly reduced sales charge or you can take the cash.

Offers U.S. Investors Some Big Advantages

bullet Low costs. The minimum purchase is about $1,000, or about $250 for IRAs or Keogh accounts. With a total sales charge of 2 3/4%, Portfolio investors will benefit from the reduced commissions and institutional prices available to the Portfolio.

bullet Semi-annual dividends. This means investors receive two consolidated checks per year, not 20 for the 10 stocks, and payments are in U.S. dollars.

bullet Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

bullet   Year-end rollover option to continue with the Strategy.

------------
(*)The publisher of the Hang Seng Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure.
Time-Tested Track Record

We analyzed the Strategy over a 20-year period to see how it had performed, and we offered the first Select Ten International Portfolio in 1993.

Actual performance of a Portfolio will differ from that of the Strategy Stocks because:

bullet The Portfolio has sales charges and pays brokerage commissions and expenses.

bullet Strategy Stock figures are generally annual figures based on the closing sale prices on December 31, while the Portfolios are established and liquidated at different times during the year.

bullet Portfolios normally purchase and sell stocks at prices and currency exchange rates different from the closing price and currency exchange rate used in determining the Portfolio's unit price.

[A mountain chart, captioned "Suppose you had invested $10,000 in the Strategy in 1975?", compares the cumulative annual performance from 1975 through 6/30/95 of the Strategy Stocks (ochre) with the Financial Times Index (crimson). A box in the upper left quadrant indicates the components of the chart. The x axis reflects dollar amounts in $100,000 increments; the y axis reflects years. The initial value of each is $10,000; next to the right the ending values are stated as follows: $1,289,284 Ending 6/30/95 (Strategy); $294,094 Ending 6/30/95 (Index).]

The chart above represents past performance of the FT Index and the Strategy Stocks (but not any portfolio) and should not be considered indicative of future results. The performance of the Strategy is a hypothetical example of how the United Kingdom Portfolio could have performed if its strategy has been employed since 1975. The chart assumes that all dividends during a year are reinvested at the end of that year. It does not reflect sales charges, commissions, expenses or taxes.

bullet The Portfolio is not fully invested at all times and not all stocks may be weighted equally.

Defining Your Risks

The stocks in the Portfolio are chosen solely by applying the Strategy. The Portfolio may be speculative; it is appropriate for investors able and willing to assume the risks generally associated with equity investments traded in a foreign currency. It may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

The Strategy Stocks may have higher yields because they or their industry are experiencing financial difficulty or are out of favor. There can be no assurance that the Portfolio or Strategy will meet its objective. The value of your investment will fluctuate with the prices of the underlying stocks. In addition, there is no guarantee that dividend rates will be maintained or that stock prices or currency exchange rates will not decrease.

Select Ten Portfolio - International Series Autumn 1995 United Kingdom
Portfolio*

Name of Issuer                                       Current Dividend Yield**

1.  Penninsular & Oriental Steam Navigation Company    5.54%

2.  Hanson PLC                                         5.54

3.  British Gas PLC                                    5.38

4.  Allied Domecq PLC                                  5.19

5.  BTR PLC                                            4.38

6.  British Telecommunications PLC                      4.34

7.  BICC PLC                                           3.96

8.  Glaxo Wellcome PLC                                 3.83

9.  National Westminster Bank PLC                      3.81

10.  Royal Insurance Holdings PLC                      3.74

* Initial date of deposit - September 11, 1995.

** Current dividend yield for each security was calculated by adding the most recent interim and final dividends declared on that security and dividing the result by the market value of the security as of the close of trading on September 11, 1995. Returns are subject to fluctuations in foreign currency exchange rates and there is no assurance that future dividends, if any, will be maintained at the indicated rates.

The Portfolio may not necessarily reflect the research opinions or any buy or sell recommendation of any of the Sponsors.


Prior Select Ten Portfolio Performance***

The following shows total returns (price changes plus dividends received, divided by the maximum initial offering price, each converted into U.S. dollars) for each completed prior series, and reflects all sales charges and expenses.

Fund                             Term               Total Return

1993 Spring B              6/21/93 - 7/22/94              16.36%
1993 Autumn C              9/28/93 - 10/28/94             10.52%
1994 Winter A               1/5/94 - 2/3/95               -4.21%


On the same basis, including presently outstanding series, a holder who rolled over all income and principal distributions in the next available series would have received the following results:
                                                                  Average
                                                                  Annual
Series                   Term                Total Return      Total Return

Spring B           6/21/93 - 6/30/95             15.42%            7.34%
Autumn C           9/28/93 - 6/30/95             12.79%            7.11%
Winter A           1/5/94 - 6/30/95               9.07%            6.03%


*** This represents past performance, and is no guarantee of future results.


Historical Performance

If the Strategy had been followed for the last 20 years, an investor generally would have achieved a higher total return than by investing in the entire Financial Times Index.

The table below illustrates how the Strategy would have performed on a theoretical basis from January 1, 1975 through June 30, 1995.* The returns shown represent past performance of the United Kingdom and Strategy Stocks, and are no guarantee of future results. The figures do not reflect the Portfolio's sales charges, commissions, expenses, or reinvestment of dividends.

Strategy Illustration*

January 1, 1975 - June 30, 1995

Year                    FT Index            Strategy Stocks
                      Total Return            Total Return

1975                      111.59                  142.99
1976                      -15.58                  -15.89
1977                       61.92                   87.27
1978                        9.92                   17.73
1979                        3.59                    4.76
1980                       31.77                   30.15
1981                       -5.30                   -6.26
1982                        0.42                   44.03
1983                       21.94                   42.06
1984                        2.15                    5.50
1985                       54.74                   78.64
1986                       24.36                   32.88
1987                       38.99                   48.10
1988                        6.74                   11.38
1989                       22.80                   28.71
1990                       10.29                    9.26
1991                       14.65                   16.57
1992                       -2.33                    4.27
1993                       18.40                   37.69
1994                        1.89                    5.46
1/1/95-6/30/95              9.53                    6.71


Average**                  17.93%                  26.75%

* As indicated, the Strategy Stocks underperformed the Index in 4 years and there can be no assurance that the Portfolio will outperform the Index. After Portfolio sales charges and expenses, a portfolio would have outperformed the index in 14 of the 20 years.

** Average annual total returns represent the annual rate of price appreciation, plus dividends reinvested at the end of each year.

Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rollovers

First-time investors pay a 1% maximum sales charge when they buy. For example, on a $1,000 investment, $990 is invested in income-producing stocks. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value each month over the last ten months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time. After a year, should you roll the proceeds of your investment into a new portfolio, if available, you will not be subject to an additional 1% initial charge, just the $17.50 deferred fee. If you sell your investment before maturity, the deferred sales charge and, in the secondary market, a charge to reflect the estimated costs of liquidating securities to meet cash redemptions, will be deducted.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount Purchased      Deferred Sales        Total Sales Charge
                        Charge per        As A Percentage Of The
                       1,000 units        Public Offering Price

Less Than $50,000         $17.50                    2.75%
$50,000 to $99,000        $17.50                    2.50
$100,000 to $249,999      $17.50                    2.00
$250,000 or more          $17.50                    1.75

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you (not including the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your tax basis in your units by the deferred sales charge and the charge for organizational expenses. U.S. investors will include in income their share of dividends grossed up for certain taxes paid by U.K. issuers; however, they may not be able to obtain refunds for such taxes.

Don't Delay

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk. Read it carefully before you invest.

Additional United Kingdom Portfolios containing the then-highest dividend-yielding stocks may be created in the future. Information contained herein is subject to completion or amendment. A registration statement relating to the securities of the next Portfolio in this Select Ten Portfolio
- International Series has been filed with the Securities and Exchange Commission. The securities of the Portfolio may not be sold nor may offers to buy be accepted prior to the time that registration becomes effective. This brochure may not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Other Select Series

Select Ten Portfolio (DJIA)
Hong Kong Portfolio (Hang Seng Index)
Select Growth Portfolio

Other Defined Asset Funds

Municipal Investment Trust Funds
Corporate Income Funds
International Bond Funds
Government Securities Income Funds

Other Equity Income Funds

15th Utility Common Stock Series
Blue Chip Stock Series 3 (Premier American Portfolio)
Health Care Trust II
Natural Gas Trust 2
Northwest Investment Trust
Real Estate Income Fund
S&P 500 Index Trust 2
S&P MidCap Trust
Telecommunications Utility Trust
Tele bullet Global Trust